UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8033	75-6280532
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Trust Division
Royalty Trust Group
Bank of America, N.A.
901 Main Street, 17th Floor
Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (214) 209-2400

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

     c. Exhibits

99.1	Press Release dated April 20, 2004.

Item 12. Results of Operations And Financial Condition.

     On April 20, 2004, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on April 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST
By:	BANK OF AMERICA, N.A., TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST

By:	/s/ Ron E. Hooper
Ron E. Hooper
Senior Vice President, Royalty Management

Date: April 21, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated April 20, 2004.